PennyMac Mortgage Investment Trust November 3, 2016 Third Quarter 2016 Earnings Report Exhibit 99.2

3Q16 Earnings Report Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Third Quarter Highlights Net income of $35.4 million on net investment income of $103.3 million Diluted earnings per share of $0.49; return on equity of 10% Dividend of $0.47 per share declared on September 26, 2016 Book value per share increased to $20.21 from $20.09 at June 30, 2016 Results driven by strong contributions from correspondent production and GSE credit risk transfer (CRT) investments Partially offset by distressed loan investments which underperformed expectations, primarily resulting from lower expected real estate owned (REO) proceeds on loans transitioning from foreclosure to REO, higher redefaults of reperforming loans, and fewer loans transitioning from foreclosure to REO Segment pretax results: Investment Activities: $13.6 million; Correspondent Production: $31.4 million Continued investment in CRT and mortgage servicing rights (MSRs) resulting from PMT’s correspondent production business Conventional correspondent loan production totaled $7.3 billion in unpaid principal balance (UPB), up 40% from the prior quarter CRT deliveries totaled $3.4 billion in UPB, resulting in $90 million of new CRT investments Completed third CRT commitment with Fannie Mae and entered into a fourth CRT commitment for $7.5 billion in UPB(1) Added $78 million in new MSRs Repurchased approximately 1 million of PMT’s common shares from August 5th to October 7th at a cost of $14.4 million Cash proceeds from the liquidation and paydown of distressed mortgage loans and REO were $75 million, reflecting a decrease in REO sales Notable activity after quarter end: Entered into an agreement to sell $172 million in UPB of performing loans from the distressed portfolio(1) 3Q16 Earnings Report (1) Although definitive documentation has been executed, these transactions are subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transactions or that the transactions will be completed at all.

Current Market Environment 3Q16 Earnings Report (1) Freddie Mac Primary Mortgage Market Survey. 3.47% as of 10/27/2016 (2) Actual results are from Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association New Home Sales Despite expectations for higher interest rates over the long term, mortgage rates remained largely unchanged in 3Q16 Origination volumes for both purchase-money and refinance mortgages remained strong in 3Q16 Low rates and continued strong purchase-money demand driving activity Modest reduction in market volumes expected in 4Q16 due to normal seasonal slowing Housing remains a source of strength in an otherwise mixed economic outlook Mortgage rates expected to remain relatively low Strong demand for homes, driving higher sales and growth in housing starts Particularly strong demand for entry-level homes Average 30-year fixed rate mortgage(1) Home Sales(2) (Units in millions) Forecast Existing Home Sales 3.41% 3.42%

Transitioning to Correspondent-Related Investments Such as CRT and MSRs 3Q 2014 100% = $1.6 billion Current capital deployment is primarily focused on attractive correspondent-related investments – CRT and MSRs 3Q 2016 100% = $1.4 billion PMT’s Equity Allocation(1) (1) Management’s internal allocation of equity. Amounts as of quarter end. Percentages may not sum exactly due to rounding. 3Q16 Earnings Report

Distressed Loan Portfolio Is Declining Through Liquidation and Sales 3Q16 Earnings Report $419 million in UPB bulk sale -38% Y/Y -10% Y/Y Pending sale of $172 million in UPB of performing loans expected to be completed in 4Q16(1) (1) Although definitive documentation has been executed, this transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all.

Share Repurchase Program Update 3Q16 Earnings Report Repurchased approximately 1 million PMT common shares from August 5th to October 7th; 8.4 million shares since inception $85 million in additional repurchases remain authorized under the $200 million program We continue to evaluate repurchases using available capital versus the return on alternative investment opportunities (1) Includes the impact of shares issued under the PMT 2009 Equity Incentive Plan Share Repurchases from August 5th to October 7th Shares Outstanding(1) ($ in millions) (in millions)

Third Quarter Income and Return Contributions by Strategy 3Q16 Earnings Report Note: Amounts may not sum exactly due to rounding (1) Income contribution is net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees) (2) Equity allocated to MSR, ESS and distressed loan investments include an allocation of exchangeable senior notes and associated expenses (3) Management’s internal allocation of equity. Amounts represent weighted averages during the period

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics).  Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. Management’s internal allocation of equity Equity allocated to MSR, ESS and distressed loan investments include an allocation of exchangeable senior notes and associated expenses Run-Rate Quarterly Income Potential from PMT’s Strategies Income potential does not reflect any share repurchases or gain/loss related to fair value changes or from bulk asset sales (e.g., distressed loans) Significant contributions from correspondent production expected to continue in the near term, driven by strong volumes and margins Returns on net credit sensitive strategies expected to improve over time with increasing capital allocated to CRT investments and away from distressed loans Returns on net interest rate-sensitive strategies expected to improve as MSR/ESS amortization normalizes PMT’s objective is to distribute a dividend consistent with earnings per share; REIT taxable income for the year is a floor for dividend payments 3Q16 Earnings Report (2)

Mortgage Investment Activities

Shift in Distressed Loan Resolutions Toward Modifications



Resolution Activity (% of UPB)
($ in millions)
$214
$255
$247
$256
$233
100%
75%
50%
25%
0%
3Q15
4Q15
1Q16
2Q16
3Q16
5%
15%
7%
37%
35%
2%
3%
6%
8%
39%
43%
2%
2%
4%
4%
46%
41%
3%
3%
8%
5%
37%
43%
5%
3%
5%
4%
52%
33%
3%
Leased REO
Modifications
Short sales
REO sales
Payoffs
Foreclosure sales



Resolution Activity (UPB)
($ in millions)
Payoffs
2Q16 $13
3Q16 $10
Foreclosure sales
2Q16 $7
3Q16 $8
Short sales
2Q16 $21
3Q16 $11
REO sales
2Q16 $110
3Q16 $76
Total Liquidation Activities
2Q16 $151
3Q16 $105
Modifications
2Q16 $94
3Q16 $121
New REO Rentals
2Q16 $12
3Q16 $7

- Modifications comprised 52% of total resolution activity in 3Q16, up from 37% in 2Q16
  - Focused on driving reperformance through loss mitigation programs
    - Streamlined modifications totaled $78 million in 3Q16, up from $38 million in the prior quarter
- REO property sales decreased as a percentage of total resolutions due to a reduction in inflow of REO properties and more properties in the rental portfolio
  - REO inventory decreased to $288 million at September 30, 2016 from $299 million at June 30, 2016
- New REO rentals were $7 million in 3Q16, down from $12 million in 2Q16
  - REO rental portfolio reached $26 million at September 30, 2016, up from $21 million at June 30, 2016

PennyMac® 3Q16 Earnings Report | 11

Correspondent Production Volume and Mix Correspondent Production Volumes Increased Significantly in 3Q16 (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee ($ in billions) UPB (1) (1) 3Q16 Earnings Report $21.6 $13.6 $16.0 Correspondent acquisitions by PMT in 3Q16 totaled $18.9 billion, up 30% Q/Q and up 31% Y/Y 62% government-insured loans; 38% conventional loans 40% Q/Q growth in conventional conforming acquisitions Total lock volume of $21.6 billion, up 35% Q/Q October correspondent acquisitions totaled $7.0 billion; locks totaled $6.7 billion Record volumes enabled by PennyMac Financial Services, Inc.’s (PFSI) highly automated and efficiently scalable platform Significant volume increase due in part to a larger origination market and higher share of originations sold to correspondent aggregators Market share increases were driven by maintaining high service levels in a market with elevated volumes, increased business from new sellers added in recent periods and the purchase-money orientation of our correspondent production sellers Non-delegated correspondent program launched in 2Q16 drove majority of Q/Q growth in seller relationships 3Q14 3Q14 2Q14 Conventional 221 221 XXX Jumbo 0.70489999999999997 0.70489999999999997 0.78669999999999995 Selected Operational Metrics 2Q16 3Q16 Correspondent production sellers 457 504 Purchase money loans, as % of total acquisitions 0.71 0.67 acquisitions Selected Credit Metrics for 1Q15 WA FICO WA DTI(2) Government-insured 695 0.41 Conventional conforming 747 0.35

3Q16 Earnings Report CRT Investment Outstanding ($ in millions) Total CRT investments grew to $428 million at September 30, 2016 Completed third CRT commitment with Fannie Mae during the quarter with $6.5 billion in UPB Entered into a fourth CRT commitment with Fannie Mae for $7.5 billion in UPB(1) 3Q16 CRT investment performance reflects strong underlying returns and market-driven value changes due to credit spread tightening Underlying collateral performance is strong(2) Total 60+ day delinquencies are < 6 bps of the $12.2 billion in UPB outstanding CRT special purpose vehicles (SPVs) have realized $28,000 in losses; $14.4 million in cash income collected to date PMT's Unique Investments in GSE Credit Risk Transfer 3Q16 Returns on CRT Investments (1) Although definitive documentation has been executed, this transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. (2) See slides 21 and 31 for additional details CRT ($ in millions) Total Income Contribution Income Excluding Market-Driven Value Changes Average CRT asset Investment income $14.6 $5.0999999999999996 $,275,695,412 Return on average CRT assets 0.159 6.4% Return on average CRT equity 0.39 0.13700000000000001

MSR Investments Grow, Partially Offset by Prepayment Activity ($ in millions) Organic MSR investments resulting from correspondent production activity increased to $525 million, from $471 million at June 30, 2016 ESS investments resulting from bulk, mini-bulk and flow MSR acquisitions by PFSI decreased to $280 million, from $295 million at June 30, 2016, driven by prepayments during the quarter MSR and ESS Assets at Period End Carrying value on balance sheet Related UPB ■ MSRs ■ ESS ■ UPB (right axis) 3Q16 Earnings Report

Financial Results

Pretax Income (Loss) by Operating Segment Note: Figures may not sum exactly due to rounding 3Q16 Earnings Report Investment Activities Correspondent Production Total Pretax Income 3Q15 $ 34.9 $ 10.2 $ 45.1 4Q15 $ (6.1) $ 13.1 $ 6.9 1Q16 $ 0.1 $ 10.9 $ 11.0 2Q16 $ (24.6) $ 16.4 $ (8.2) 3Q16 $ 13.6 $ 31.4 $ 45.0 Unaudited ($ in millions)

Investment Activities Segment Results Segment revenue increased $31.9 million Q/Q Net gain on investments increased $29.8 million Q/Q, primarily driven by: Gains on CRT resulting from credit spread tightening and continued growth in the investment position $10.1 million Q/Q reduction in valuation losses on the distressed loan portfolio (see slide 19) and a $13.0 million Q/Q reduction in fair value losses on ESS Partially offset by a $3.8 million reduction in gains on mortgage-backed securities Growth in net interest income related to increased modification of distressed loans (see slide 18) Expenses decreased $6.3 million Q/Q 2Q16 expenses included $5.1 million in servicing activity fees related to the sale of performing loans 3Q16 Earnings Report (1) Includes $1.3 million in recapture income in 3Q16 (2) Servicing fees include both special servicing for PMT’s distressed portfolio and subservicing for PMT’s mortgage servicing rights of $5.6 million and $5.0 million, respectively in 3Q16. Unaudited Investment Activities Segment Results slide Quarter Ended Q/Q Q/Q Y/Y ($ in thousands) $42,643 $42,551 ∆ ∆ ∆ Revenues: Net gain on investments: Mortgage loans at fair value $-3,400 $,-13,463 Mortgage loans held by variable interest entity net of asset-backed secured financing 2,454 842 Mortgage-backed securities 517 4,332 CRT Agreements 18,477 7,764 Hedging derivatives -,945 862 Excess servicing spread investment(1) -2,824 ,-15,824 14,279 ,-15,487 -1.9219990960160134 $29,766 Net interest income Interest income 43,284 38,351 0.1286276759406535 $4,933 Interest expense 30,957 28,642 8.8% $2,315 12,327 9,709 0.26964671953857255 $2,618 Net loan servicing fees 15,761 15,691 .4% $70 Other -1,100 -,520 1.1153846153846154 $-,580 Total revenues 41,267 9,393 3.3933780474821678 $31,874 Expenses: Servicing and Management fees #DIV/0! $0 payable to PennyMac Financial Services, Inc.(2) 15,350 21,027 Other 12,286 12,958 -5.2% $-,672 Total expenses 27,636 33,985 -0.18681771369721933 $-6,349 Pretax (loss) income $13,631 $,-24,592 -1.5542859466493169 $38,223

Net Interest Income Increase Driven by Distressed Loan Modification Activity Total interest income from Investment Activities was $43.3 million, a 13% Q/Q increase Interest income from the distressed loan portfolio was $29.0 million, a 26% Q/Q increase Capitalized interest on loan modifications of $23.1 million, up 41% from 2Q16, resulting from increased streamlined modifications(1) ESS interest income was $4.8 million, down 16% Q/Q, driven by a smaller investment position due to prepayments Total interest expense from Investment Activities was $31.0 million, an 8% Q/Q increase (1) Capitalized interest from loan modifications increases interest income and reduces gains from loan valuations 3Q16 Earnings Report Unaudited Quarter Ended ($ in thousands) September 30, 2016 June 30, 2016 Quarter ended September 30, 2015 Short-term investments $0 $0 $115 Mortgage-backed securities 3,394 2,756 2,614 Mortgage loans: At fair value 28,952 23,042 24,364 Held by variable interest entity 4,040 4,951 5,598 Acquired for sale at fair value 158 181 6,956 Total mortgage loans 33,150 28,174 36,918 Excess servicing spread 4,827 5,713 8,026 Other 1,913 1,708 17 Total interest income 43,284 38,351 47,690 Interest expense 30,957 28,642 31,390 Net interest income $12,327 $9,709 $16,300

Performance of the Distressed Loan Investments Combining valuation changes with net interest income, revenue from distressed loans was $14.1 million, compared with $(2.5) million in 2Q16 While significantly improved from the prior quarter, the distressed loan portfolio underperformed expectations Lower expected REO proceeds on loans transitioning from foreclosure to REO Increase in redefaults of performing loans Fewer nonperforming loans transitioning from foreclosure to REO Actual home prices in line with prior forecasts Expanded use of modification and loss mitigation programs to help more troubled borrowers while at the same time expediting loan resolutions Capitalized interest from modifications increases interest income and reduces valuation gains on reperforming loans in the period of modification Cash proceeds from liquidation and paydown activity on distressed loans and REO totaled $74.7 million Accumulated net losses before liquidation on assets liquidated during the quarter were $0.3 million, and net gains on liquidation were $3.3 million Net Losses on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset 3Q16 Earnings Report Unaudited Unaudited Quarter ended ($ in thousands) Sept. 30, 2016 $42,551 Valuation Changes: Performing loans $,-16,350 $-8,356 Nonperfoming loans 11,506 -5,919 -4,844 ,-14,275 Payoffs 1,298 1,208 Sales 146 -,396 $-3,400 $,-13,463 Quarter ended ($ in thousands) $41,729 December 31, 2013 Q/Q Valuation Changes: Performing loans $-3,286 $9,897 1.105744680851064 Nonperfoming loans 36,459 34,793 2.5% 33,173 44,690 0.15198226529875747 Payoffs 5,620 5,888.1170000000002 -0.26764713930348261 Sales 1,125 0 $39,918 $50,578.116999999998 7.9944420719989751 Quarter ended ($ in thousands) December 31, 2013 $41,547 Valuation Changes: Performing loans $9,897 $-15 Nonperfoming loans 34,793 41,905 44,690 41,890 Payoffs 5,888.1170000000002 6,096 $50,578.116999999998 $47,986 PMT Gains in Liquidations June 30, 2014 ($ in thousands) Quarter ended September 30, 2016 PMT PR Table 7222014 1943 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $29,921 $4,811 $-1,328 REO 44814 -5085 4603 $74,735 $-,274 $3,275 #REF!

Valuation of MSRs and Excess Servicing Spread (ESS) PMT carries most of its MSRs at the lower of amortized cost or fair value (“LOCOM”) MSRs where the note rate on the underlying loan is less than or equal to 4.5% The fair value of MSRs carried at LOCOM was $4.1 million in excess of the carrying value at September 30, 2016, compared with $3.6 million at June 30, 2016 3Q16 Earnings Report Unaudited ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 9/30/2016 At lower of amortized cost or fair value At fair value Fair value Pool UPB $44,810.66699492 $6,097.6522798799997 $34,189 85097.3192748 Pool weighted average coupon 3.8300000000000001E-2 4.7100000000000003E-2 4.2000000000000003E-2 Pool prepayment speed assumption (CPR) 0.1037 0.13800000000000001 0.122 Weighted average servicing fee/spread 2.5000000000000001E-3 2.5000000000000001E-3 1.8699999999999999E-3 Fair value $472.7896867 $55.843111780000001 $280.36730999999997 As multiple of servicing fee 4.1500000000000004 3.63 4.3840000000000003 Carrying (accounting) value $468.68632960999997 $55.843111780000001 $280.36730999999997 Fair value in excess of carrying value $4.1033570900000313 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 6/30/2016 At lower of amortized cost or fair value At fair value Fair value Pool UPB $40,590.718999999997 $6,496.7110000000002 $36,152 83239.429999999993 Pool weighted average coupon 3.8600000000000002E-2 4.7100000000000003E-2 4.2099999999999999E-2 Pool prepayment speed assumption (CPR) 0.10780000000000001 0.1426 0.125 Weighted average servicing fee/spread 2.5000000000000001E-3 2.5000000000000001E-3 1.9E-3 Fair value $417.09399999999999 $57.975000000000001 $294.55099999999999 As multiple of servicing fee 4.03 3.53 4.3499999999999996 Carrying (accounting) value $413.48200000000003 $57.975000000000001 $294.55099999999999 Fair value in excess of carrying value $3.6119999999999663 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 3/31/15 Under lower of amortized cost or fair value Under fair value Fair value Pool UPB $29,155.694 $6,000.7 $33,142.364999999998 68298.758999999991 Pool weighted average coupon 3.8100000000000002E-2 4.7800000000000002E-2 4.1099999999999998E-2 Pool prepayment speed assumption (CPR) 8.9% 0.1353 0.11600000000000001 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $327.702 $49.447000000000003 $222.309 As multiple of servicing fee 4.38 3.26 4.1980000000000004 Carrying (accounting) value $309.71199999999999 $49.447000000000003 $222.309 Fair value in excess of carrying value $17.990000000000009 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 6/30/14 Under lower of amortized cost or fair value Under fair value Fair value UPB $24,640 $4,758 $26,963.818793999999 Weighted average coupon 3.7199999999999997E-2 4.7899999999999998E-2 4.2299999999999997E-2 Prepayment speed assumption (CPR) 8.6% 0.10199999999999999 0.1024 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $289.2 $46.8 $190.24299999999999 As multiple of servicing fee 4.5599999999999996 3.88 4.37 Carrying (accounting) value $268.7 $46.8 $190.24299999999999 Fair value in excess of carrying value $20.5 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 3/31/14 Under lower of amortized cost or fair value Under fair value Fair value UPB $23,897 $3,426.69 $22,246 Weighted average coupon 3.6999999999999998E-2 4.7899999999999998E-2 4.3999999999999997E-2 Prepayment speed assumption (CPR) 8.3% 9.4% 0.1045 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $289.93400000000003 $36.180999999999997 $151 As multiple of servicing fee 4.71 4.1500000000000004 4.34 Carrying (accounting) value $265.24 $36.180999999999997 $151 Fair value in excess of carrying value $24.694000000000017 Mult is acct value / UPB / wt avg svc fee ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 12/31/13 Under lower of amortized cost or fair value Under fair value Fair value UPB $23,400 $2,393 $20,512.659 Weighted average coupon 3.6799999999999999E-2 4.7800000000000002E-2 4.4400000000000002E-2 Prepayment speed assumption (CPR) 8.2% 8.9% 9.7% Weighted average servicing fee/spread 2.5999999999999999E-3 2.5999999999999999E-3 1.552E-3 Fair value $289.74 $26.452000000000002 $138.72200000000001 As multiple of servicing fee 4.8 4.32 4.3600000000000003 Carrying (accounting) value $264.12 $26.452000000000002 $138.72200000000001 Fair value in excess of carrying value $25.620000000000005

Derivative represents net value of expected future cash inflows related to assumption of credit risk and expected future losses Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Gains and losses resulting from valuation changes represent fair value Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT SPVs and sold to Fannie Mae Credit Risk Transfer – Income Statement and Balance Sheet Treatment 3Q16 Earnings Report (1) Cumulative for the six quarters ending 9/30/2016 Cash deposited in the SPV in “restricted cash.” Represents collateral for the initial credit risk retained Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae Adjustment to timing of cash flows in the most recent CRT commitment allows more efficient deployment of capital during the aggregation period Unaudited

Correspondent Production Segment Results Segment revenue totaled $62.1 million, a 62% increase from 2Q16, due to strong conventional conforming lock volume growth Higher net gain on mortgage loans acquired for sale driven by larger volumes and strong margins, including specified loan sales made possible by PMT’s large production volumes Net gain on mortgage loans acquired for sale included a $5.1 million benefit, or 0.05% of IRLCs, from a revision of previously recorded provision for representations and warranties due to change in estimate Net interest income relatively unchanged Q/Q driven by yield curve flattening Growth in other income driven by higher loan origination fee income resulting from increased production volume Conventional conforming acquisition volumes increased 40% from 2Q16 Reflects larger mortgage origination market and success in profitably growing market share Fulfillment fees paid for the quarter were 38bp, up slightly from 37bp in 2Q16(2) (1) Conventional conforming and jumbo interest rate lock commitments (2) Fulfillment fees are based on funding volumes. Effective September 1, 2016, the contractual fulfillment fee is 0.35% for conventional loans sold to the Agencies, and 0.85% for all other loans. Previously, the fulfillment fee was in general 0.50% of the funding of conventional and jumbo loans, subject to reductions at specified volumes and discretionary reductions by PFSI. (2) (2) 3Q16 Earnings Report Unaudited ($ in thousands) Quarter Ended Sept. 30, 2016 As % of Interest Rate Lock Commitments(1) Quarter Ended June 30, 2016 As % of Interest Rate Lock Commitments(1) Revenues: Net gain on mortgage loans acquired for sale $43,858 5.0000000000000001E-3 $24,226 4.0617153159705124E-3 Net interest income 5,477 5.9999999999999995E-4 5,464 9.1609066649314306E-4 Other income 12,724 1.5E-3 8,535 1.4309725180305592E-3 $62,059 7.1000000000000004E-3 $38,225 6.408778500494215E-3 Expenses: Loan fulfillment, servicing, and management fees payable to PennyMac Financial Services, Inc. $27,969 3.2000000000000002E-3 $19,710 3.3045657094765463E-3 Other 2,707 2.9999999999999997E-4 2,082 3.4906675835262151E-4 $30,676 3.5000000000000001E-3 $21,792 3.6536324678291677E-3 Pretax income $31,383 3.5999999999999999E-3 $16,433 2.8E-3 41820 41912 42004 42094 1000 5,957,343,983 Revenues: 7,131,150 Net gain on mortgage loans acquired for sale $10,222 2.7574858376045318E-3 $9,509 2.5343816631130064E-3 $5,945 1.971153846153846E-3 $10,160 2.9007671061767278E-3 5,964,475,133 Net interest income 704 1.8991097922848666E-4 4,067 1.0839552238805969E-3 3,371 1.1177055702917772E-3 3,292 9.3989422377301058E-4 Loan origination fees 4,485 1.209873212840572E-3 6,524 1.7388059701492536E-3 4,925 1.6329575596816977E-3 5,351 1.5277563764913061E-3 7.3532035966323815E-3 Total Revenues $15,411 4.1572700296735902E-3 $20,100 5.3571428571428572E-3 $14,241 4.7218169761273207E-3 $18,803 5.368417706441044E-3 9.182702380125758E-4 Expenses: 2.1332975184356427E-3 Loan fulfillment fees $12,749 3.4391691394658752E-3 $15,900 4.23773987206823E-3 $12,185 4.0401193633952254E-3 $13,170 3.7601479122389273E-3 Interest 0 0 0 0 0 0 - #VALUE! 0 Loan servicing & other 265 7.1486377124359315E-5 1,410 3.7579957356076758E-4 1,110 3.6803713527851461E-4 1,214 3.4660740815930586E-4 Total Expenses $13,014 3.5106555165902347E-3 $17,310 4.6135394456289979E-3 $13,295 4.4081564986737402E-3 $14,384 4.1067553203982332E-3 Pre-tax net income $2,397 6.4661451308335553E-4 $2,790 7.4360341151385925E-4 $946 3.1366047745358047E-4 $4,419 1.2616623860428108E-3 Conforming and Jumbo Locks $3,707,000 $3,752,000 $3,016,000 $3,502,521.7910000002 42369 42460 42551 42643 Revenues: Net gain on mortgage loans acquired for sale $15,049 3.8904206524375037E-3 $24,226 4.0617153160658502E-3 $43,858 5.0474557873284595E-3 Net interest income 3,904 1.0092499320297702E-3 5,464 9.1609066651464561E-4 5,477 6.3032777024027485E-4 Other income 6,837 1.7674799654937346E-3 8,535 1.4309725180641473E-3 12,724 1.4643583254586921E-3 Total Revenues $25,790 6.6671505499610083E-3 $38,225 6.4087785006446433E-3 $62,059 7.1421418830274266E-3 Expenses: Loan servicing & other $13,354 3.4522345267227338E-3 $19,710 3.3045657095541114E-3 $27,969 3.2188492616122412E-3 Other 1,527 3.9475528847578362E-4 2,082 3.4906675836081483E-4 2,707 3.1153866606544166E-4 Total Expenses $14,881 3.8469898151985175E-3 $21,792 3.6536324679149264E-3 $30,676 3.5303879276776828E-3 Pretax income $10,909 6.1449464355398662E-4 $16,433 5.6702390815383083E-4 $31,383 3.1878910417483319E-4 Conforming and Jumbo Locks $3,643,799.3829999999 $3,868,219.2349999999 $5,964,475.1330000004 $8,689,130.979999993 Net gain on mortgage loans acquired for sale Interest income Loan origination fees Total Revenues Expenses: Loan fulfillment fees Interest Loan servicing & other Total Expenses Pre-tax net income Conforming and Jumbo Locks Conforming and Jumbo Locks (previous number)

Appendix

Book value per share(1) PMT EPS, Dividends and Book Value Over Time 14% 7% 7% Return on Equity(2) (1) At period end. (2) Return on average equity during the respective quarter; return on average equity is calculated based on annualized quarterly net income as a percentage of monthly average shareholders’ equity during the period. 2% EPS & Dividend 10% 4% 3Q16 Earnings Report 4% (1)% 10%

Correspondent loan inventory PMT’s Long-Term Investments ■ Credit Risk Transfer (CRT)(1) ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO PMT's Mortgage Assets and Leverage Ratio Over Time Leverage ratio(2) 2.6x (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and a net derivative asset included in derivative assets (2) All borrowings, including exchangeable senior notes and asset-backed secured financing of the variable interest entity, divided by shareholders’ equity at period end Mortgage Assets ($ in millions) 3.1x 3.0x 3Q16 Earnings Report 3.1x 3.8x

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Management of PMT’s Interest Rate Risk(1) Estimated Sensitivity to Changes in Interest Rates % change in PMT shareholders’ equity At 9/30/16 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed whole loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of September 30, 2016; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as an earnings forecast. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets Position and the MSR/ESS Investments and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) 3Q16 Earnings Report

Nonperforming Loans (at September 30, 2016) Performing Loans (at September 30, 2016) Nonperforming loans are held on average at a 32% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation and reperformance probability PMT advances funds for items such as property taxes and property preservation to protect the value of its investment in the underlying property; these advances are recovered from the proceeds when the loan is liquidated before loan balances are repaid or through borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to monetize gains through payoffs, refinances, or loan sales Carrying Values for PMT’s Distressed Whole Loans (in millions) (in millions) 3Q16 Earnings Report

Distressed Portfolio by Acquisition Period (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 3Q16 Earnings Report

Distressed Portfolio by Acquisition Period (cont.) (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 3Q16 Earnings Report No distressed loan acquisitions since 1Q15

Correspondent Production Fundings and Locks by Product Note: Figures may not sum exactly due to rounding 3Q16 Earnings Report   ($ in millions)     3Q15     4Q15     1Q16     2Q16     3Q16       Fundings                                     Conventional     $ 4,055     $ 3,460     $ 3,253     $ 5,171     $ 7,263       Government     10,348     6,558     6,423     9,433     11,657       Jumbo     19     12     7     3     1       Total     $ 14,421     $ 10,030     $ 9,683     $ 14,607     $ 18,920                                             Locks                                     Conventional     $ 4,085     $ 3,630     $ 3,857     $ 5,957     $ 8,687       Government     9,483     7,001     6,511     10,023     12,868       Jumbo     32     14     11     7     2       Total     $ 13,599     $ 10,645     $ 10,379     $ 15,988     $ 21,557

PMT’s Investments in GSE Credit Risk Transfer 3Q16 Earnings Report (1) FICO and LTV metrics at origination ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 42643 At inception 42643 At inception 42643 UPB $1.2 $0.99271830599999999 UPB $4.2 $3.7252139999999998 UPB $6.5304488149999997 $6.3905320000000003 Loan Count 4,108 3,760 Loan Count 15,255 14,210 Loan Count 21,615 21,474 % Purchase 0.67599805258033097 0.67186068223759365 % Purchase 0.71399541134054401 0.71869831281528707 % Purchase 0.67400000000000004 0.67029308635590734 WA FICO(1) 741.62092290717601 741 WA FICO(1) 742.59141710737094 742 WA FICO(1) 748.14379736670799 748 WA LTV(1) 0.80542303113345803 0.78400000000000003 WA LTV(1) 0.81227108641329104 0.78800000000000003 WA LTV(1) 0.81213195516699999 0.80700000000000005 60+ Days Delinquent Loan Count 10 60+ Days Delinquent Loan Count 18 60+ Days Delinquent Loan Count 3 60+ Days Delinquent % o/s UPB 2.7877564689681145E-3 60+ Days Delinquent % o/s UPB 1.1299999999999999E-3 60+ Days Delinquent % o/s UPB 1.1E-4 180+ Days Delinquent Loan Count 1 180+ Days Delinquent Loan Count 2 180+ Days Delinquent Loan Count - Actual Losses ($ in thousands) - Actual Losses ($ in thousands) $28 Actual Losses ($ in thousands) - CRT 2016 -2 (August 2016 - Current) Total At inception 42643 At inception 42643 UPB $1.1000000000000001 $1.08 UPB $13.030448815 $12.188464306 Loan Count 3,516 3,516 Loan Count 44,494 42,960 % Purchase 0.58116865504216542 0.58116865504216542 % Purchase 0.68705420819999996 0.67731290077300776 WA FICO(1) 752 752 WA FICO(1) 746.23760000000004 745 WA LTV(1) 0.81100000000000005 0.81100000000000005 WA LTV(1) 0.80817190000000005 0.79900000000000004 60+ Days Delinquent Loan Count - 60+ Days Delinquent Loan Count 31 60+ Days Delinquent % o/s UPB - 60+ Days Delinquent % o/s UPB 6.284554487004739E-4 180+ Days Delinquent Loan Count - 180+ Days Delinquent Loan Count 3 Actual Losses ($ in thousands) - Actual Losses ($ in thousands) $28

Net Cash Flows from Existing Investments (1) Quarterly cash flows from investing activities are derived from the Company’s year-to-date statements of cash flows (2) Debt repayment from liquidations calculated based on debt advance rates for each asset type (3) Revenue component of net loan servicing fees as reported quarterly (4) Investment Activities segment net interest income from the quarterly segment income statement (5) Quarterly income statement items excluding noncash items and fulfillment fees Reconciliation of Non-GAAP Financial Measure 3Q16 Earnings Report Net Cash Flows from Existing Investments and Dividends GAAP to non-GAAP reconciliation ($ in thousands) Quarter Ended $42,643 $42,551 $42,460 Dec 31, 2015 Sept 30, 2015 1 Cash flows from investing activities(1) $-,146,950 $,222,120 $93,069 $81,054 $,-22,526 0.9 $16,021.800000000001 Adjustments to remove items: Purchase of mortgage-backed securities at fair value ,301,729 ,199,223 50,702 22,604 37,095 0.69289999999999996 41,294.68399999996 Purchase of mortgage loans at fair value -,891 0 0 0 0 Purchase of excess servicing spread 0 0 0 102 84,165 Deposit of restricted cash to secure CRT agreements 89,697 ,126,031 66,706 59,555 87,891 94286.009000000005 Settlements of derivative financial instruments 3,284 2,791 2 -1,957 -1,788 123329 Margin deposits and restricted cash ,-13,752 19,137 -2,368 -6,710 ,-37,441 Net purchase of mortgage servicing rights 0 106 0 1,975 0 Net decrease (increase) in short-term investments 16,476 ,-30,623 5,635 10,347 -,899 0.69289999999999996 45,714.770399999994 Sale of mortgage-backed securities at fair value ,-94,286 1 0 0 0 Sale of excess servicing spread to PFSI 0 0 ,-59,045 Bulk sale of mortgage loans at fair value 0 -,344,302 0 0 0 $,155,307 $,194,484 $,154,701 $,166,970 $,146,497 0.62729999999999997 0 Other adjustments: 0.62729999999999997 0 2 Debt repayment on investment liquidations/sales(2) $,-99,833.714000000007 $-,148,679.41 $-,104,158 $,-93,962.135999999999 $-,126,253.76599999999 $0 3 Servicing fees(3) $34,304 $31,578 $28,131 $25,500 $25,887 0.62729999999999997 0 4 Net interest income from Investment Activities(4) $14,483 $9,709 $17,198 $16,300 $11,360 5 Less capitalized interest $,-23,068 $,-16,421 $,-22,775 $,-14,849 $-9,921 $-6,354 6 Expenses(5) $,-31,057 $,-36,666 $,-30,785 $,-28,114 $,-28,203 Net cash flows from existing investments $50,135.285999999993 $34,004.589999999997 $54,974 $51,371.864000000001 $60,426.234000000011 0.60260000000000002 19,145.807199999999 $,344,302 $,172,957.16640000002 $,105,000 2Q16 2Q16 1Q16 4Q15 3Q15 $,239,302 Debt Expenses $58,312 $55,777 $41,172 $43,640 $44,677 Non-cash equity comp -1,141 Fulfillment fees ,-27,255 ,-19,111 ,-12,935 ,-12,855 ,-15,333 Expense adjustment $31,057 $36,666 $28,237 $30,785 $28,203 2Q16 2Q16 1Q16 4Q15 3Q15 Repayment of debt related to MBS financing $24,105.69 $29,293.19 $11,493.84 $10,745.1 $19,747.8 Repayment of debt related to NPL 43,530.75 68,648.75 35,898.75 45,990.53999999996 61,903.87999999996 Repayment of debt related to REO 32,197.273999999998 50,737.47 46,603.943999999996 47,423.182000000001 44,602.877999999997 Repayment of debt adjustment $99,833.714000000007 $,148,679.41 $93,996.533999999985 $,104,158.336 $,126,253.76599999999 Advance rate - repayment of MBS 0.83 0.83 0.83 0.9 0.9 Hide Advance rate - repayment of NPL 0.75 0.75 0.75 0.71799999999999997 0.71799999999999997 Hide Advance rate - repayment of REO 0.71799999999999997 0.71799999999999997 0.71799999999999997 0.71799999999999997 0.71799999999999997 Hide Pre-advance repayment - MBS $29,043 $35,293 $13,848 $11,939 $21,942 Hide Pre-advance repayment - NPL 58,041 ,410,601 47,865 64,053 86,216 Hide Pre-advance repayment - REO 44,843 70,665 64,908 66,049 62,121 Hide

Opportunity in MSR Acquisitions Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable rep and warranty liability for PFSI PFSI is uniquely positioned be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators, and financing partners Physical capacity in place to service over $200 billion in UPB Potential co-investment opportunity for PMT in the excess servicing spread 3Q16 Earnings Report

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
Acquired by PMT from PFSI(1)
MSR Asset (e.g., 25bp servicing fee)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

[1] The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect subsidiary of PennyMac Financial Services, Inc.
[2] Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac®
3Q16 Earnings Report | 34